Exhibit 99.1

U.S. Department of Justice

United States Attorney
Southern District of New York

The Silvio J. Mollo Building

One Saint Andrew’s Plaza

New York, New York  10007

April 25, 2005

Alan Vinegrad, Esq.

Covington & Burling

1330 Avenue of the Americas

New York, New York 10019

Philip C. Korologos, Esq.

Boies, Schiller & Flexner, LLP

333 Main Street

Armonk, NY 10504

Re:                             Adelphia Communications Corporation

Dear Messrs. Vinegrad and Korologos:

On the understandings specified below, the Office of the United States Attorney for the Southern District of New York (“this Office”) will not criminally prosecute: (1) Adelphia Communications Corporation, (“ACC”); (2)  the subsidiaries listed in ACC’s Form 10-K for fiscal year 2003; (3)  the subsequently-formed or acquired subsidiaries listed on Exhibit S; and (4) any joint ventures in which Adelphia has or acquires a controlling interest (collectively, “Adelphia”) for any crimes (except for criminal tax violations as to which this Office cannot and does not make any agreement) related to Adelphia’s participation in the conduct set forth in the Superseding Indictment filed in United States v. John J. Rigas, et al., (S2) 02 Cr 1236 (LBS) (“the Superseding Indictment”) and in the complaint filed in SEC v. Adelphia Communications Corp., et al., 02 CV 5776 (PKC) (“the SEC Complaint”).

Moreover, if Adelphia fully complies with the understandings specified in this Agreement, no information provided by or on behalf of Adelphia or any testimony given by any then-current employees at the request of this Office (or any other information directly or indirectly derived therefrom) will be used against Adelphia in any criminal tax prosecution.   This Agreement does not provide any protection against prosecution for any crimes except as set forth above, and applies only to Adelphia and not to any other entities or any individuals except as set forth herein.  Adelphia expressly understands that the protections provided to Adelphia by this Agreement shall not apply to any successor entities, whether the successor’s interest arises through a merger or plan of reorganization, unless and until such successor formally adopts and executes this Agreement.  The protections arising from this agreement will not apply to any purchasers of all or substantially all of the assets of Adelphia, unless such purchaser enters into a written agreement, on terms acceptable to the Office, agreeing in substance to undertake all obligations set forth in the Continuing Obligation To Cooperate paragraph, except for the obligations set forth in clause (e).

Continuing Obligation To Cooperate

It is understood that, in connection with any matter relating to Adelphia’s operations, finances and corporate governance between 1997 and Adelphia’s emergence from bankruptcy, Adelphia: (a) shall truthfully and completely disclose all information with respect to the activities of Adelphia, its officers and employees, and others concerning all such matters about which this Office inquires, which information can be used for any purpose, except as limited by the second paragraph of this agreement; (b) shall cooperate fully with this Office, the United States Postal Inspection Service (“USPIS”), and the United States Securities and Exchange Commission (“SEC”); (c) shall, at the Office’s request, use its best efforts to secure the attendance and truthful statements or testimony of any officer, agent or employee at any meeting or interview or before the grand jury or at any trial or other court proceeding; (d) shall provide to this Office upon request, any document, record, or other tangible evidence relating to matters about which this Office or any designated law enforcement agency inquires; and (e) shall bring to this Office’s attention all criminal conduct by or criminal investigations of Adelphia or its senior managerial employees which comes to the attention of Adelphia’s board of directors or senior management, as well as any administrative proceeding or civil action brought by any governmental authority which alleges fraud by or against Adelphia.  It is further understood that Adelphia shall commit no crimes whatsoever.  Moreover, any assistance Adelphia may provide to federal criminal investigators shall be pursuant to the specific instructions and control of this Office and designated investigators.  Adelphia’s obligations under this paragraph shall continue until the later of (1) a period of two years from the date of this Agreement or (2) the date upon which all prosecutions arising out of the conduct described in the Superseding Indictment and the SEC Complaint are final.

Restitution And Remedial Obligations

It is understood that Adelphia shall take the remedial actions and provide for restitution to the victims of the fraud schemes set forth in the Superseding Indictment and the SEC Complaint, as set forth more fully below.

(1)                                  The United States intends to take title, or otherwise to clear title, to certain cable systems owned directly or indirectly by the entities identified on the attached Exhibit C, pursuant to civil and/or criminal forfeiture orders, as appropriate.  In the event the United States obtains or clears title pursuant to a forfeiture, a settlement, or other legal action, Adelphia shall continue to manage and operate the Forfeited Managed Entities listed on Exhibit C pursuant to the terms and conditions of the existing management agreements and understandings and shall not terminate those management agreements unless and until the earlier of such time as:  (a) sixty days after this Office provides Adelphia with written notice of a

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breach of this Agreement; (b) the Forfeited Managed Entities are conveyed by the United States to Adelphia or its designee, or such conveyance is otherwise effected, pursuant to a petition for remission of forfeiture or otherwise; (c) the Forfeited Managed Entities are sold by the United States; or (d) the passage of eighteen months’ time from the signing of this agreement.

(2)                                  Adelphia shall provide restitution in the amount of $715 million to ACC security-holders who were victims of the fraud schemes.  Payment shall be made to the United States, which will disburse restitution to victims in such forms and amounts as determined by the Attorney General and the SEC, in their sole discretion, subject to any applicable court approval process.  This Office and the SEC will provide Adelphia with a reasonable opportunity to present any views concerning the fund before final distribution decisions are made.  Adelphia shall make such payment:

(a)                                  In the event of a standalone emergence of Adelphia from bankruptcy, (i) $600 million of common stock of the reorganized Adelphia, and (ii) $115 million of an interest in a litigation trust (“the Trust”) to be funded by recoveries obtained by Adelphia or its designee in certain adversary proceedings in bankruptcy and other claims, which interest shall share a first priority with claims of unsatisfied senior creditors and shall enjoy a liquidation preference entitling the holder to receive 50% of the initial net recoveries until up to $115 million has been distributed on account of such interest in the Trust.  The common stock portion of this payment will be valued at the valuation fixed for such stock by the bankruptcy court in connection with Adelphia’s approved plan of reorganization.

(b)                                 In the event of a sale of Adelphia or substantially all of its assets, (i) up to $400 million of common stock of Adelphia’s purchaser, (ii) $115 million of an interest in the Trust, which interest shall share a first priority with claims of unsatisfied senior creditors and shall enjoy a liquidation preference entitling the holder to receive 50% of the initial net recoveries until up to $115 million has been distributed on account of such interest in the Trust, and (iii) the balance consisting of not less than $200 million in cash.  The cash portion of this payment is conditioned upon a sale of Adelphia or substantially all of its assets for an amount that includes at least $10 billion in cash.  The substitution of cash for common stock, as provided for above, shall be at Adelphia’s sole option.  The common stock portion of this payment will be valued at the valuation fixed for such stock by the bankruptcy court in connection with Adelphia’s approved plan of reorganization.

(3)                                  Adelphia’s payment obligations under paragraph (2), above, shall be contingent

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upon the United States obtaining and then conveying, or otherwise effecting the conveyance, to Adelphia or its designee, through a petition for remission or otherwise at the discretion of the Attorney General, of full and clear title, free and clear of all liens, claims, encumbrances or adverse interests, to:  (a) all capital stock, partnership, and/or other direct or indirect ownership interests in the Forfeited Managed Entities; (b) the assets listed on Section B of Exhibit E to this Agreement; and (c) at Adelphia’s option, the securities listed on Exhibit F and/or the capital stock, partnership and/or other ownership interests of the Other Forfeited Entities listed on Exhibit C that directly, or indirectly, own any of the securities listed on Exhibit F.  Such transfer shall be effectuated as soon as reasonably practicable after the entry of a final order of forfeiture as to such properties, but in no event later than confirmation of a plan of reorganization.

(4)                                  Unless extended on consent of this Office and the SEC, which consent shall not be unreasonably withheld, Adelphia shall make the payments called for in paragraph (2), above, on or before the earlier of:  (a) October 15, 2006; (b) 120 days after confirmation of a standalone plan of reorganization; or (c) seven days after the first distribution of stock or cash, as the case may be, to creditors under any plan of reorganization.  In the event of cash recoveries by Adelphia of any claims that are or will be made part of the Trust, 50% of such recoveries shall be invested in government-issued securities, with an amount equal to the value of such securities, plus accrued interest, to be paid as described in paragraph (2) above at the time that a plan of reorganization of Adelphia is consummated.

(5)                                  In order to effectuate the forfeiture of other interests in, and conveyance of title to Adelphia of, the property listed in paragraph 3, above,  Adelphia agrees to take such actions as are necessary to:  (a) agree not to assert claims against the Rigas Family, as that term is described in Exhibit A, other than John J. Rigas, Timothy J. Rigas, and Michael Rigas, as set forth in the Adelphia/Rigas Agreement, and (b) provide for payment of counsel fees for the Forfeited Managed Entities (as set forth in Exhibit C) and the Rigas Family as required in the Adelphia/Rigas Agreement; and (c) give effect to the conveyance of the ownership interests in Bucktail Broadcasting Corp. currently held by Highland Video Associates, L.P.,  to members of the Rigas Family other than John J. Rigas, Timothy J. Rigas and Michael J. Rigas.  This Office agrees to assist and cooperate with Adelphia in obtaining all necessary governmental consents and approvals (including, to the extent necessary, the consent of local franchise authorities) for the transfer of title to the entities listed on Exhibit C to Adelphia or its designee.

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Additional Obligations

It is understood that, should Adelphia commit any crimes subsequent to the date of signing of this Agreement, or should it be determined that Adelphia has given false, incomplete, or misleading testimony or information, or should Adelphia otherwise violate any provision of this Agreement, Adelphia shall thereafter be subject to prosecution for any federal criminal violation of which this Office has knowledge, including perjury and obstruction of justice.  The running of the statute of limitations with respect to any such prosecution that is not time-barred by the applicable statute of limitations on the date of the signing of this Agreement shall be tolled from the date hereof until the aforementioned period of cooperation has expired, subject to the further tolling provision set forth below in the event the bankruptcy court denies approval of this agreement.  It is the intent of this Agreement to waive all defenses based on the statute of limitations with respect to any such prosecution that is not time-barred on the date that this Agreement is signed, to the extent set forth above.

It is understood that if it is determined that Adelphia has committed any crime after signing this Agreement or has given false, incomplete, or misleading testimony or information, or has otherwise violated any provision of this Agreement, (a) all statements made by Adelphia to this Office, the SEC, or other designated law enforcement agents, and any testimony given by any then current officer, agent or employee of Adelphia before a grand jury or other tribunal, whether prior to or subsequent to the signing of this Agreement, and any leads from such statements or testimony shall be admissible in evidence in any criminal proceeding brought against Adelphia; and (b) Adelphia shall assert no claim under the United States Constitution, any statute, Rule 11(e)(6) of the Federal Rules of Criminal Procedure, Rule 410 of the Federal Rules of Evidence, or any other federal rule that such statements or any leads therefrom should be suppressed.  It is the intent of this Agreement to waive all rights in the foregoing respects.

It is understood that Adelphia must obtain court approval of this settlement pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure.  Within ten business days of the execution of this agreement by all parties, and execution of a consent judgment between Adelphia and the SEC, Adelphia shall move the bankruptcy court for such approval.  If such approval is not granted by May 30, 2005 or such other date as may be set for the sentencing of John J. Rigas and Timothy J. Rigas by the Hon. Leonard B. Sand, U.S.D.J., neither this Office nor Adelphia will be bound by any of the provisions of this Agreement, except that, until December 31, 2005: (a) Adelphia shall remain bound by the provisions of this agreement tolling the statute of limitations; and (b) Adelphia shall continue to operate and manage the Forfeited Managed Entities pursuant to the terms of the existing management agreements and understandings.

It is further understood that this Agreement does not bind any federal, state or local prosecuting authority other than this Office.  This Office will, however, bring the cooperation and remedial actions of Adelphia to the attention of other prosecuting offices, if requested by Adelphia.

With respect to this matter, this Agreement supersedes all prior, if any, understandings,

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promises and/or conditions between this Office and Adelphia.  No additional promises, agreements, and conditions have been entered into other than those set forth in this letter and none will be entered into unless in writing and signed by all parties.

Very truly yours,

DAVID N. KELLEY
United States Attorney

	By:	/s/ Richard D. Owens
Richard D. Owens
Assistant United States Attorney
(212) 637-2415

APPROVED:

/s/ David N. Kelley
DAVID N. KELLEY
United States Attorney

AGREED AND CONSENTED TO:

/s/ Brad M. Sonnenberg	April 25, 2005
Pursuant to Authority Conveyed	DATE
By Resolution of the Board of
Directors of Adelphia

APPROVED:

/s/ Alan Vinegrad	April 25, 2005
Alan Vinegrad, Esq.	DATE
Attorney for Adelphia

/s/ Philip C. Korologos	4/25/05
Philip C. Korologos, Esq.	DATE
Attorney for Adelphia

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EXHIBIT A

INDIVIDUALS AND ENTITIES INCLUDED IN THE “RIGAS FAMILY”

1.                                       John J. Rigas

2.                                       Doris Rigas

3.                                       Michael J. Rigas

4.                                       Timothy J. Rigas

5.                                       James P. Rigas

6.                                       Mary Ann Rigas, M.D.

7.                                       Ellen Rigas Venetis

8.                                       The entities listed on Exhibit C

9.                                       Bucktail Broadcasting Corp.

10.                                 Coudersport Television Cable Co.

11.                                 Coudersport Theatre

12.                                 Demetrios, Inc.

13.                                 Dobaire Designs

14.                                 Dorellenic

15.                                 Dorellenic Cable Partners

16.                                 Doris Holdings, L.P.

17.                                 Eleni Acquisition, Inc.

18.                                 Eleni Interiors, Inc.

19.                                 Ergoarts, Inc.

20.                                 Gristmill Properties, Inc.

21.                                 Highland 2000, LLC

22.                                 Highland 2000, L.P.

23.                                 Highland Communications, LLC

24.                                 Highland Holdings

25.                                 Highland Holdings II, G.P.

26.                                 Highland Holdings Puerto Rico, LLC

27.                                 Highland Preferred Communications, LLC

28.                                 Highland Preferred Communications 2001, LLC

29.                                 Illiad Holdings, Inc.

30.                                 Island Partners, Inc.

31.                                 Kostas LLC

32.                                 NCAA Holdings, Inc.

33.                                 Niagara Frontier Hockey, L.P.

34.                                 Patmos, Inc.

35.                                 Persephone Enterprises, Ltd.

36.                                 Preston Motors, Inc.

37.                                 RFP Cable Holdings, Inc.

38.                                 Rigas Entertainment, Ltd.

39.                                 Rigas Investments, LLC

40.                                 Rigas Investments L.P.

41.                                 Roumali, Inc.

42.                                 SAGIR, Inc.

43.                                 Songcatcher Films, LLC

44.                                 Syracuse Hilton Head Holdings, L.P.

45.                                 Wending Creek 3656, LLC

46.                                 Wending Creek Farms, Inc.

47.                                 Zito Corporation

48.                                 Zito L.P.

A-1

EXHIBIT C

FORFEITED MANAGED ENTITIES

1.                                       Adelphia Cablevision Associates of Radnor, L.P.

2.                                       Adelphia Cablevision of West Palm Beach, LLC

3.                                       Adelphia Cablevision of West Palm Beach II, LLC

4.                                       Cablevision Business Services, Inc.

5.                                       Desert Hot Springs Cablevision, Inc.

6.                                       Henderson Community Antenna Television, Inc.

7.                                       Highland Carlsbad Cablevision, Inc.

8.                                       Highland Carlsbad Operating Subsidiary, Inc. (f/k/a Daniels Cablevision, Inc.)

9.                                       Highland Prestige Georgia, Inc.

10.                                 Highland Video Associates, L.P.(1)

11.                                 Hilton Head Communications, L.P.

12.                                 Ionian Communications, L.P.

13.                                 Montgomery Cablevision Associates, L.P.

14.                                 Prestige Communications, Inc.

OTHER FORFEITED ENTITIES

1.                                       Dorellenic

2.                                       Dorellenic Cable Partners

3.                                       Doris Holdings, L.P.

4.                                       Eleni Acquisition, Inc.

5.                                       Highland Holdings

6.                                       Highland Holdings II, G.P.

7.                                       Highland 2000 L.P.

8.                                       Highland 2000 LLC

9.                                       Illiad Holdings, Inc.

10.                                 NCAA Holdings, Inc.

(1)                                  Highland Video Associates, L.P., a Forfeited Management Entity, owns part of Bucktail Broadcasting Corp., and that ownership interest is not forfeited, but rather transferred to an entity for the benefit of the Rigas Family other than John J. Rigas and Timothy J. Rigas, immediately prior to forfeiture.

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EXHIBIT E

FORFEITED REAL ESTATE

A.            Section A:  Property to be Forfeited and Retained by USA

1.             Real property (30.0 acres - Tennessee Road) located in Hebron Township, Pennsylvania, designated as Plot Parcel 120-001-060-2 in Book 272, Page 580 of Potter County, purchase dated July 27, 1998;

2.             Real property (2.260 acres - Lot 1 & Lot 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-016-1 in Book 0287, Page 0297 of Potter County, purchase dated August 16, 2000;

3.             Real property (4.4 acres) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-002-006 in Book 0280, Page 0912 of Potter County, purchase dated June 26, 2000;

4.             Real property (17.040 acres Lot 47) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-001A-009B in Book 0282, Page 0539 of Potter County, purchase dated September 25, 2000;

5.             Real property (20.000 acres - Rt. 343) located in Coudersport, Pennsylvania, designated as Plot/Parcel 120-001-063A in Book 0284, Page 0378 of Potter County, purchase dated January 15, 2001;

6.             Real property (210.50 acres - Lot 72) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-004-011A in Book 0278, Page 0243 of Potter County, purchase dated December 20,1999;

7.             Real property (8.660 acres - Lot 30, Rt. 52037) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-001A-052 in Book 0276, Page 0599 of Potter County, purchase dated September 14, 1999;

8.             Real property (150.000 acres - Lot 112) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-019 in Book 0278, Page 0170 of Potter County, purchase dated December 14, 1999;

9.             Real property (2.600 acres Rt. 49) Eulalia Township, Coudersport, Pennsylvania, designated as Plot/Parcel 080-005-005 in Book 0278, Page 0929 of Potter County, purchase dated February 15, 2000;

10.           Real property (52.430 acres Rt. 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-002-021-2 in Book 0274, Page 0675 of Potter County, purchase dated June 10, 1999;

11.           Real property (1.090 acres) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-004-006-2 in Book 0271, Page 0104 of Potter County, purchase dated October 16, 1998;

12.           Real property (420.190 acres - Lot 170) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-001-014-1 in Book 0270, Page 0428 of Potter County, purchase dated August 6, 1998;

13.           Real property (53.000 acres - Lot 99) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-017-1 in Book 0268, Page 0785 of Potter County, purchase dated May 18, 1998;

14.           Real property (5.730 acres - Lot 3, Rt. 52037) Allegheny Township, Coudersport, Pennsylvania, designated in Book 0268, Page 0402 of Potter County, purchase dated April 17, 1998;

15.           Real property (41.700 acres – Lot 86) Hebron Township, Coudersport, Pennsylvania, designated as Plot / Parcel 120-002-051 in Book 0267, Page 0797 of Potter county purchase dated March 24, 1998;

16.           Real property (117.200 acres - Lot 86) Hebron township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-002-022 in book 0267, Page 0797 of Potter County, purchase dated March 24, 1998;

17.           Real property (24.100 acres Rt. 49 & 352) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-001-002-1 in Book 0267, Page 0518 of Potter County, purchase dated January 23, 1998;

18.           Real property (121.690 acres - Cobb Hill Rd.) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-016-7 in Book 278, Page 891 and Book 278, Page 884 and Book 276, Page 367 of Potter County, purchase dated January 24, 2000;

19.           Real property (9.990 acres - Lot 2, Rt. 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-016-4 in Book 0288, Page 0490 of Potter County, purchase dated October 26, 2001;

20.           Real property (85.000 acres - Lot 144) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-017A in Book 0284, Page 0048 of Potter County, purchase dated November 28, 2000;

21.           Real property (41.620 acres) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-021-1 in Book 0285, Page 0509 of Potter County, purchase dated April 4, 2001;

22.           Real property (2.380 acres – Lot 63, Rt. 52037) Allegheny Township, Coudersport, Pennsylvania, designated as Plot / Parcel 020-004-006-3 in Book 274, Page 0096 of Potter County, purchase dated May 10, 1999;

23.           Real property (5.000 acres Rt. 343) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-001-063-1 in Book 0284, Page 0373 of Potter County, purchase dated January 15, 2001;

24.           Real property (0.73 acres) Ulysses Township, Coudersport, Pennsylvania, designated as Plot/Parcel 290-012A-025 in Book 0287, Page 0537 of Potter County, purchase dated August 30, 2001;

25.           Real property (42.500 acres - Lot 90) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-022-1 in Book 0287, Page 0991 of Potter County, purchase dated October 1, 2001;

26.           Real property (29.958 acres) Hebron Township, Coudersport, Pennsylvania, designated as Plot/Parcel 120-001-006A in Book 0275, Page 0823 of Potter County, purchase dated August 5, 1999;

27.           Real property (28.220 acres - 1607 Rt. 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-002-014 in Book 0289, Page 0051 of Potter County, purchase dated December 5, 2001;

28.           Real property (100.00 acres - Colesburg Rd.) located in Coudersport, Pennsylvania, designated as Plot/Parcel 080-005-002A in Book 0289, Page 0446, of Potter County, purchase dated August 15, 2001;

29.           Real property (5.453 acres - Lot 4, Rt. 49) Allegheny Township, Coudersport, Pennsylvania, designated as Plot/Parcel 020-003-016-2 in Book 0287, Page 0750 of Potter County, purchase dated September 14, 2001;

30.           Real property (2.103 acres - Rt. 449) Ulysses Township, Coudersport, Pennsylvania, designated as Plot/Parcel 290-012A-024 in Book 0287, Page 0117 of Potter County, purchase dated August 6, 2001;

31.           The spousal entireties interest of John J. Rigas in real property (Condominium B Greystone, Unit 18 B Lot 1), Eagle County, Colorado, recorded in Book 550, Page 348 of Eagle County;

32.           Real property (Condominium B One Beaver Creek, Unit R-62), Eagle County, Colorado, designated as Plot/Parcel 210524138015 in Book 0744, Page 0979 of Eagle County;

33.           Real property (Condominium — The Saratoga, Unit 23C), East 75th Street, New York, New York;

B.                                     Section B:  Other Property to be Forfeited

34.           Real property (21,526 sq. ft. B Lots 10, 11 & 12) Borough of Punxsutawney, Pennsylvania, recorded in the Office of the Recorder of Deeds of Jefferson County, Pennsylvania in Deed Book Volume 460, Page 935, purchase dated October 1, 1979;

35.           Two parcels of real property cumulatively totaling approximately 1.034 acres constituting an office building at Pope Avenue and College Center Blvd. in the Town of Hilton Head Island, Beaufort County, South Carolina identified as Tax Map # s 55-15-75 and 55-15-361;

36.           Real property located at 102 Main Street, Coudersport, Pennsylvania;

37.           Real property (Adelphia Data Center) located at 510 and 512 Bank Street, Coudersport, Pennsylvania;

38.           Approximately 2 acres on Blair Drive in Blairsville, Indiana County, PA utilized by Highland Video Associates, LP (former Serwinski property) (parcel no. 06-006-100.3F);

39.           Approximately 37,000 square feet on Freeport Road, Harrison Township, Allegheny Co., PA held in the name of Highland Holdings (former Clear Channel property) (parcel no. 2835-5-00065);

40.           Property in Orchard Park, Erie Co., NY, held in the name of Adelphia Dorellenic, GP (parcel Nos. 146001 555.00-99-1; 146001 555.00-90-4.1; 146001 555.00-90-4.2; 146001 555.00-90-4.3);

41.           Office Building in Niagara Falls, Erie Co., NY held in the name of Dorellenic (parcel No. 2911001444.4  2-2-16) (former Electric Refrigeration Co.);

42.           7 Water St., Coudersport, PA; and

43.           Any and all right, title and interest in any and all time share properties in Cancun, Mexico owned by any of the Rigas Parties or any entity owned or controlled by the Rigas Parties.

EXHIBIT F

FORFEITED SECURITIES

All securities issued by Adelphia (including its subsidiaries) owned directly or indirectly by the Rigas Family, including without limitation:

DATE	SECURITY	SHARES/FACE
05/14/1992	ADLAC Class A common	750,000
01/14/1994	ADLAC Class A common	5,832,604
07/03/1997	ADLAC Class C preferred	9,433,962
08/18/1998	ADLAC Class A common	3,166,311
01/14/1999	ADLAC Class A common	3,000,000
05/31/1999	ADLAC Class B common	97,932
01/21/2000	ADLAC Class B common	5,901,522
04/30/2000	ADLAC Class A common	637,878
07/03/2000	ADLAC Class B common	2,500,000
02/01/2001	ADLAC Class A common	100,000
10/20/2001	ADLAC Class B common	5,819,364
10/20/2001	6% Conv Sub Notes ($55.49)	167,376,000
01/22/2002	3.25% Conv Sub Notes ($43.758)	400,000,000
08/02/2002	ADLAC Class B common	7,500,000
08/12/2002	7.5% Series E Pfd ($25.75)	2,000,000
	[Series A Preferred Stock in U.S. Telemedia Investment Company]

F-1

EXHIBIT S

NON-DEBTOR SUBSIDIARIES

Non-Debtor Subsidiary
ACC Properties Holdings, LLC (DE)
ACC Properties (JB), LLC (DE)
ACC Properties 1, LLC (DE)
ACC Properties 4, LLC (DE)
ACC Properties 6, LLC (DE)
ACC Properties 103, LLC (DE)
ACC Properties 105, LLC (DE)
ACC Properties 106, LLC (DE)
ACC Properties 109, LLC (DE)
ACC Properties 121, LLC (DE)
ACC Properties 122, LLC (DE)
ACC Properties 123, LLC (DE)
ACC Properties 124, LLC (DE)
ACC Properties 130, LLC (DE)
ACC Properties 146, LLC (DE)
ACC Properties 148, LLC (DE)
ACC Properties 149, LLC (DE)
ACC Properties 150, LLC (DE)
ACC Properties 151, LLC (DE)
ACC Properties 152, LLC (DE)
ACC Properties 154, LLC (DE)
ACC Properties 156, LLC (DE)